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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  EXPEDIA, INC.
             (Exact name of registrant as specified in its charter)

                 WASHINGTON                              91-1996083
  (State of Incorporation or organization) (I.R.S. Employer Identification No.)


       13810 SE EASTGATE WAY, SUITE 400,                   98005
                BELLEVUE, WA
    (Address of principal executive offices)             (Zip Code)


If this Form relates to the                 If this Form relates to the
registration of a class of                  registration of a class of
securities pursuant to                      securities pursuant to
Section 12(b) of the Exchange               Section 12(g) of the Exchange
Act and is effective pursuant to            Act and is effective pursuant
General Instruction A.(c), please           to General Instruction A.(d),
check the following box. [ ]                please check the following box. [X]


Securities Act registration statement file number to which this form relates: 333-68116
          333-73168

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of Each Class              Name of Each Exchange on Which
       to be so Registered              Each Class is to be Registered
       -------------------              ------------------------------
               NONE                                  NONE

Securities to be registered pursuant to Section 12(g) of the Act:

                 Class B Common Stock, par value $0.01 per share
                 -----------------------------------------------
                                (Title of Class)

     Warrants to purchase shares of Common Stock, par value $0.01 per share
     ----------------------------------------------------------------------
                                (Title of Class)

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Item 1. Description of Registrant's Securities to be Registered.

     The Registrant hereby incorporates by reference the description of the: (a) Class B Common Stock, par value $0.01 per share (the "Class B Common Stock"), of the Registrant registered hereby set forth under the heading "Description of Expedia Capital Stock - Expedia Common Stock and Expedia Class B Common Stock" in the Prospectus included in its Registration Statement on Form S-4 (File No. 333-68116), as amended (the "S-4 Registration Statement"), and (b) warrants (the "New Expedia Warrants") to purchase shares of Common Stock, par value $0.01 per share, of the Registrant hereby set forth under (i) the heading "Description of Expedia Capital Stock - New Expedia Warrants" in the Prospectus included in the S-4 Registration Statement, and (ii) the heading "Description of Expedia Capital Stock - New Expedia Warrants" in the Prospectus included in its Registration Statement on Form S-3 (File No. 333-73168), as amended.

Item 2. Exhibits.

     The following documents are filed herewith (or incorporated by reference):

     1. Registrant's Registration Statement on Form S-4 (File No. 333-68116) (incorporated by reference).

     2. Registrant's Registration Statement on Form S-3 (File No. 333-73168) (incorporated by reference).

     3. Form of Amended and Restated Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.3.1 to Registration Statement No. 333-68116).

     4. Form of Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.4.1 to Registration Statement No. 333-68116).

     5. Specimen Certificate of Class B Common Stock (incorporated by reference to Exhibit 4.2 to Registration Statement No. 333-68116).

     6. Specimen Certificate of New Expedia Warrant (incorporated by reference to Exhibit 4.3 to Registration Statement No. 333-68116).

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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       EXPEDIA, INC.

Date: February 1, 2002                 By:    /s/ Mark S. Britton
                                           ---------------------------------
                                           Name:  Mark S. Britton
                                           Title: Senior Vice President,
                                                  General Counsel and Secretary

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                                  EXHIBIT INDEX

Exhibit
No.                                    Description
-------                                -----------

1. Registrant's Registration Statement on Form S-4 (File No. 333-68116) (incorporated by reference).

2. Registrant's Registration Statement on Form S-3 (File No. 333-73168) (incorporated by reference).

3. Form of Amended and Restated Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.3.1 to Registration Statement No. 333-68116).

4. Form of Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.4.1 to Registration Statement No. 333-68116).

5. Specimen Certificate of Class B Common Stock (incorporated by reference to Exhibit 4.2 to Registration Statement No. 333-68116).

6. Specimen Certificate of New Expedia Warrant (incorporated by reference to Exhibit 4.3 to Registration Statement No. 333-68116).